Exhibit 99.1
Couchbase Announces Fourth Quarter and Fiscal 2022 Financial Results
Santa Clara, Calif., - March 9, 2022 – Couchbase, Inc. (NASDAQ: BASE), provider of a leading modern database for enterprise applications, today announced financial results for the fourth quarter and fiscal year ended January 31, 2022.
“We finished our first fiscal year as a public company with strong momentum including ARR of $132.9 million, representing 23% growth, as well as record net new ARR of $10.6 million, which was up 65% year over year,” said Matt Cain, President and CEO of Couchbase. “Looking ahead to fiscal 2023, we are excited about the opportunity to increase our momentum through our Capella database as a service offering and expanded go-to-market efforts. Modernization of applications remains a top priority for enterprises as they invest in digital transformation initiatives, and Couchbase continues to be thoughtfully architected to meet the market demand for this ongoing trend.”
Fourth Quarter Fiscal 2022 Financial Highlights
•Revenue: Total revenue for the quarter was $35.1 million, an increase of 19% year-over-year. Subscription revenue for the quarter was $32.8 million, an increase of 17% year-over-year.
•Annual recurring revenue (ARR): Total ARR as of January 31, 2022 was $132.9 million, an increase of 23% year-over-year. See the section titled “Key Business Metrics” below for details.
•Gross margin: Gross margin for the quarter was 88.2%, compared to 89.4% for the fourth quarter of fiscal 2021. Non-GAAP gross margin for the quarter was 88.7%, compared to 89.5% for the fourth quarter of fiscal 2021. See the section titled “Use of Non-GAAP Financial Measures” and the tables titled “Reconciliation of GAAP to Non-GAAP Results” below for details.
•Loss from operations: Loss from operations for the quarter was $12.7 million, compared to $8.0 million for the fourth quarter of fiscal 2021. Non-GAAP operating loss for the quarter was $9.1 million, compared to $6.7 million for the fourth quarter of fiscal 2021.
•Cash flow: Cash flows used in operating activities for the quarter were $2.7 million, compared to $6.6 million in the fourth quarter of fiscal 2021. Capital expenditures were less than $0.1 million during the quarter, leading to negative free cash flow of $2.7 million, compared to negative free cash flow of $6.6 million in the fourth quarter of fiscal 2021.
•Remaining performance obligations (RPO): RPO as of January 31, 2022 was $161.6 million, an increase of 58% year-over-year.
Full Year Fiscal 2022 Financial Highlights
•Revenue: Total revenue for the year was $123.5 million, an increase of 20% year-over-year. Subscription revenue for the year was $116.3 million, an increase of 20% year-over-year.

•Gross margin: Gross margin for the year was 88.0%, compared to 88.8% for fiscal 2021. Non-GAAP gross margin for the year was 88.4%, compared to 88.9% for fiscal 2021.
•Loss from operations: Loss from operations for the year was $56.3 million, compared to $33.1 million for fiscal 2021. Non-GAAP operating loss for the year was $45.5 million, compared to $28.2 million for fiscal 2021.
•Cash flow: Cash flows used in operating activities for the year were $41.6 million, compared to $39.2 million in fiscal 2021. Capital expenditures were $0.8 million during the year, leading to negative free cash flow of $42.4 million, compared to negative free cash flow of $42.0 million in fiscal 2021.
Recent Business Highlights
•Appointed cloud and database veteran Gopi Duddi as senior vice president of Engineering, overseeing all product development and delivery for the company. Duddi brings nearly 25 years of experience and, as a former general manager at AWS, built and supported some of the cloud service provider’s fastest growing products.
•Announced Couchbase Mobile 3, an edge-ready data platform that empowers mobile developers and edge architects to build fully native, modern applications in the cloud, at the edge and on mobile and IoT devices using the language, frameworks and platform of their choice.
•Granted a U.S. patent for cost-based optimization for document-oriented database queries, making Couchbase the only document database and cloud company to hold a patent for this novel and critical query optimization method.
•Achieved the Amazon Web Services (AWS) Outposts Ready designation, recognizing that Couchbase has demonstrated successful integration with AWS Outposts deployments. This achievement further strengthens Couchbase’s mobile and edge partner ecosystem to provide a superior experience for customers.
•Named one of the top five out of 25 highest-rated public cloud computing companies to work for in a list released by Battery Ventures with data specifically provided by Glassdoor.
Financial Outlook
For the first quarter of fiscal 2023, Couchbase expects:
•Total revenue between $32.5 million and $32.7 million
•Total ARR between $136 million and $138 million
•Non-GAAP operating loss between $16.8 million and $16.6 million
For the full fiscal year 2023, Couchbase expects:
•Total revenue between $146.5 million and $147.5 million
•Total ARR between $160 million and $164 million
•Non-GAAP operating loss between $57.2 million and $56.2 million
The guidance provided above is based on several assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Couchbase is not able, at this time, to provide GAAP targets for operating income for the first quarter or full year of fiscal 2023 because of the difficulty of estimating certain items excluded from non-GAAP operating loss that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.
Conference Call Information
Couchbase will host a conference call and webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Wednesday, March 9, 2022 to discuss its financial results and business highlights. To access this conference call, dial (888) 660-1027 from the United States and Canada or (409) 231-2719 internationally with conference ID: 8395512. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Couchbase’s website at investors.couchbase.com.
About Couchbase
At Couchbase, we believe data is at the heart of the enterprise. We empower developers and architects to build, deploy and run their most mission-critical applications. Couchbase delivers a high-performance, flexible and scalable modern database that runs across the data center and any cloud. Many of the world’s largest enterprises rely on Couchbase to power the core applications their businesses depend on. For more information, visit www.couchbase.com.
Couchbase has used, and intends to continue using, its investor relations website and the corporate blog at blog.couchbase.com to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the corporate blog in addition to following our press releases, SEC filings and public conference calls and webcasts.
Use of Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe certain non-GAAP financial measures are useful to investors in evaluating our operating performance. We use certain non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures (provided in the financial statement tables included in this press release), and not to rely on any single financial measure to evaluate our business.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders and non-GAAP net loss per share attributable to common stockholders: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and litigation-related expenses. We use these non-GAAP financial measures in conjunction with GAAP measures to assess our performance, including in the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment, which includes capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this press release for the reconciliation of GAAP and non-GAAP results.
Key Business Metrics
We review a number of operating and financial metrics, including ARR, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.
We define ARR as of a given date as the annualized recurring revenue that we would contractually receive from our customers in the month ending 12 months following such date.
Based on historical experience with customers, we assume all contracts will be automatically renewed at the same levels unless we receive notification of non-renewal and are no longer in negotiations prior to the measurement date. ARR excludes revenue from on-demand arrangements. Although we seek to increase ARR as part of our strategy of targeting large enterprise customers, this metric may fluctuate from period to period based on our ability to acquire new customers and expand within our existing customers. We believe that our ARR is an important indicator of the growth and performance of our business.
Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, quotations of management, the section titled “Financial Outlook” above and statements about Couchbase’s market position, strategies and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “remain,” “may,” “might,” “will,” “would” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to: our history of net losses and ability to achieve or maintain profitability in the future; our ability to continue to grow on pace with historical rates; our ability to manage our growth effectively; intense competition and our ability to compete effectively; cost-effectively acquiring new customers or obtaining renewals, upgrades or expansions from our existing customers; the market for our products and services being relatively new and evolving, and our future success depending on the growth and expansion of this market; our ability to innovate in response to changing customer needs, new technologies or other market requirements; our limited operating history, which makes it difficult to predict our future results of operations; the significant fluctuation of our future results of operations and ability to meet the expectations of analysts or investors; our significant reliance on revenue from subscriptions, which may decline and, the recognition of a significant portion of revenue from subscriptions over the term of the relevant subscription period, which means downturns or upturns in sales are not immediately reflected in full in our results of operations; and the impact of the ongoing COVID-19 pandemic. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the SEC that we may file from time to time, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021. Additional information will be made available in our Annual Report on Form 10-K for the year ended January 31, 2022 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Investor Contact:
Edward Parker
ICR for Couchbase
IR@couchbase.com
Media Contact:
Michelle Lazzar
Couchbase Communications
CouchbasePR@couchbase.com

Couchbase, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Revenue:
License	$6,540	$5,482	$19,008	$14,032
Support and other	26,245	22,557	97,279	82,904
Total subscription revenue	32,785	28,039	116,287	96,936
Services	2,279	1,388	7,255	6,349
Total revenue	35,064	29,427	123,542	103,285
Cost of revenue:
Subscription(1)	2,311	1,961	8,529	6,074
Services(1)	1,817	1,160	6,252	5,543
Total cost of revenue	4,128	3,121	14,781	11,617
Gross profit	30,936	26,306	108,761	91,668
Operating expenses:
Research and development(1)	13,372	10,612	51,639	39,000
Sales and marketing(1)	23,658	19,103	89,372	70,248
General and administrative(1)	6,574	4,595	24,008	15,500
Total operating expenses	43,604	34,310	165,019	124,748
Loss from operations	(12,668)	(8,004)	(56,258)	(33,080)
Interest expense	(26)	(2,208)	(656)	(6,970)
Other income (expense), net	(256)	890	(300)	1,111
Loss before income taxes	(12,950)	(9,322)	(57,214)	(38,939)
Provision for income taxes	286	325	1,015	1,044
Net loss	$(13,236)	$(9,647)	$(58,229)	$(39,983)
Cumulative dividends on Series G redeemable convertible preferred stock	—	(1,480)	(2,917)	(4,076)
Net loss attributable to common stockholders	$(13,236)	$(11,127)	$(61,146)	$(44,059)
Net loss per share attributable to common stockholders, basic and diluted	$(0.30)	$(1.90)	$(2.37)	$(7.71)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	43,688	5,852	25,777	5,717
_______________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Cost of revenue—subscription	$73	$19	$196	$69
Cost of revenue—services	80	13	196	54
Research and development	1,119	348	3,343	1,316
Sales and marketing	1,447	523	3,968	1,536
General and administrative	868	426	3,047	1,696
Total stock-based compensation expense	$3,587	$1,329	$10,750	$4,671

Couchbase, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of January 31,
	2022	2021

Assets
Current assets
Cash and cash equivalents	$95,688	$37,297
Short-term investments	110,266	19,546
Accounts receivable, net	36,696	35,897
Deferred commissions	11,783	8,353
Prepaid expenses and other current assets	8,559	2,449
Total current assets	262,992	103,542
Property and equipment, net	4,288	6,506
Deferred commissions, noncurrent	8,243	4,941
Other assets	1,219	2,199
Total assets	$276,742	$117,188
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$1,923	$2,428
Accrued compensation and benefits	16,143	9,110
Other accrued liabilities	3,231	4,154
Deferred revenue	69,010	57,168
Total current liabilities	90,307	72,860
Long-term debt	—	24,948
Deferred revenue, noncurrent	2,713	4,542
Other liabilities	507	1,358
Total liabilities	93,527	103,708
Redeemable convertible preferred stock	—	259,822
Stockholders’ equity (deficit)
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	525,392	37,410
Accumulated other comprehensive income (loss)	(195)	1
Accumulated deficit	(341,982)	(283,753)
Total stockholders’ equity (deficit)	183,215	(246,342)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$276,742	$117,188

Couchbase, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net loss	$(13,236)	$(9,647)	$(58,229)	$(39,983)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	710	698	2,824	2,006
Amortization of debt issuance costs	—	240	52	717
Debt prepayment costs	—	625	—	1,000
Stock-based compensation	3,587	1,329	10,750	4,671
Amortization of deferred commissions	3,940	3,316	13,763	10,402
Foreign currency transaction (gains) losses	377	(742)	382	(931)
Other	164	62	267	132
Changes in operating assets and liabilities
Accounts receivable	(14,289)	(17,616)	(730)	(5,524)
Deferred commissions	(8,867)	(5,046)	(20,495)	(13,450)
Prepaid expenses and other assets	(333)	1,379	(6,217)	56
Accounts payable	(1,604)	282	(491)	925
Accrued compensation and benefits	6,213	1,611	7,030	298
Accrued expenses and other liabilities	(86)	602	(493)	(279)
Deferred revenue	20,772	16,338	10,013	782
Net cash used in operating activities	(2,652)	(6,569)	(41,574)	(39,178)
Cash flows from investing activities
Purchases of short-term investments	(46,200)	(6,348)	(112,479)	(20,493)
Maturities and sales of short-term investments	1,800	900	21,268	900
Purchases of property and equipment	(5)	(49)	(819)	(2,819)
Net cash used in investing activities	(44,405)	(5,497)	(92,030)	(22,412)
Cash flows from financing activities
Payments of debt	—	(25,625)	(25,000)	(57,402)
Proceeds from issuance of debt, net of issuance costs	—	25,000	—	31,402
Proceeds from issuance of Series G redeemable convertible preferred stock, net of issuance costs	—	—	—	104,316
Proceeds from exercise of stock options	1,562	1,699	7,495	2,185
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	214,854	—
Payment for fractional shares in reverse stock split	—	—	(9)	—
Payments of deferred offering costs	—	—	(4,930)	—
Net cash provided by financing activities	1,562	1,074	192,410	80,501
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(257)	168	(415)	162
Net increase (decrease) in cash, cash equivalents and restricted cash	(45,752)	(10,824)	58,391	19,073
Cash, cash equivalents, and restricted cash at beginning of period	141,983	48,664	37,840	18,767
Cash, cash equivalents, and restricted cash at end of period	$96,231	$37,840	$96,231	$37,840
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$95,688	$37,297	$95,688	$37,297
Restricted cash included in other assets	543	543	543	543
Total cash, cash equivalents and restricted cash	$96,231	$37,840	$96,231	$37,840

Couchbase, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Reconciliation of GAAP gross profit to non-GAAP gross profit:
Total revenue	$35,064	$29,427	$123,542	$103,285
Gross profit	$30,936	$26,306	$108,761	$91,668
Add: Stock-based compensation expense	153	32	392	123
Non-GAAP gross profit	31,089	26,338	109,153	91,791
Gross margin	88.2%	89.4%	88.0%	88.8%
Non-GAAP gross margin	88.7%	89.5%	88.4%	88.9%

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP research and development	$13,372	$10,612	$51,639	$39,000
Less: Stock-based compensation expense	(1,119)	(348)	(3,343)	(1,316)
Non-GAAP research and development	$12,253	$10,264	$48,296	$37,684

GAAP sales and marketing	$23,658	$19,103	$89,372	$70,248
Less: Stock-based compensation expense	(1,447)	(523)	(3,968)	(1,536)
Non-GAAP sales and marketing	$22,211	$18,580	$85,404	$68,712

GAAP general and administrative	$6,574	$4,595	$24,008	$15,500
Less: Stock-based compensation expense	(868)	(426)	(3,047)	(1,696)
Less: Litigation-related expenses	—	—	—	(213)
Non-GAAP general and administrative	$5,706	$4,169	$20,961	$13,591

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Total revenue	$35,064	$29,427	$123,542	$103,285
Loss from operations	$(12,668)	$(8,004)	$(56,258)	$(33,080)
Add: Stock-based compensation expense	3,587	1,329	10,750	4,671
Add: Litigation-related expenses	—	—	—	213
Non-GAAP operating loss	$(9,081)	$(6,675)	$(45,508)	$(28,196)
Operating margin	(36)%	(27)%	(46)%	(32)%
Non-GAAP operating margin	(26)%	(23)%	(37)%	(27)%

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Reconciliation of GAAP net loss attributable to common stockholders to non-GAAP net loss attributable to common stockholders:
Net loss attributable to common stockholders	$(13,236)	$(11,127)	$(61,146)	$(44,059)
Add: Stock-based compensation expense	3,587	1,329	10,750	4,671
Add: Litigation-related expenses	—	—	—	213
Non-GAAP net loss attributable to common stockholders	$(9,649)	$(9,798)	$(50,396)	$(39,175)
GAAP net loss per share attributable to common stockholders	$(0.30)	$(1.90)	$(2.37)	$(7.71)
Non-GAAP net loss per share attributable to common stockholders	$(0.22)	$(1.67)	$(1.96)	$(6.85)
Weighted average shares outstanding, basic and diluted	43,688	5,852	25,777	5,717
The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (in thousands, unaudited):

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Net cash used in operating activities	$(2,652)	$(6,569)	$(41,574)	$(39,178)
Less: Purchases of property and equipment	(5)	(49)	(819)	(2,819)
Free cash flow	$(2,657)	$(6,618)	$(42,393)	$(41,997)
Net cash used in investing activities	$(44,405)	$(5,497)	$(92,030)	$(22,412)
Net cash provided by financing activities	$1,562	$1,074	$192,410	$80,501

Couchbase, Inc.
Key Business Metrics
(in millions)
(unaudited)

	As of
	Oct. 31,	Jan. 31,	April 30,	July 31,	Oct. 31,	Jan. 31,
	2020	2021	2021	2021	2021	2022
Annual Recurring Revenue	$101.4	$107.8	$109.5	$115.2	$122.3	$132.9